SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2003

WESTERN WIRELESS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	000-28160	91-1638901

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue S.E., Bellevue, Washington		98006

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (425) 586-8700

(Former name or former address, if changes since last report)

ITEM 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 10.34
EXHIBIT 10.35

Exhibits 10.34 and 10.35 were originally filed with our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and omitted certain information pursuant to a confidential treatment request submitted on March 26, 2003. This Form 8-K is being filed to include a portion of the information previously omitted.

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits

     10.34 Facility Agreement dated April 30, 2002 by and between Western Wireless International d.o.o., as Borrower and IKB Deutsche Industrielbank AG, as Lead Arranger, Off Shore Security Agent, Off Shore Facility Agent and Original Euro Facility Bank and Others (with certain confidential information deleted pursuant to a confidential treatment request).

     10.35 First Amendment Agreement relating to the Facility Agreement dated 30 April 2002 by and between Western Wireless International d.o.o., as borrower and IKB Deutsche Industrielbank AG, as Lead Arranger, Off Shore Security Agent, Off Shore Facility Agent and original Euro Facility Bank and Others (with certain confidential information deleted pursuant to a confidential treatment request).

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION
(Registrant)

Date: September 23, 2003	By:	/s/ Jeffery A. Christianson

Jeffrey A. Christianson
Senior Vice President and General Counsel